PREMISES AND EQUIPMENT	12 Months Ended
Dec. 31, 2013
PREMISES AND EQUIPMENT
PREMISES AND EQUIPMENT

NOTE 5 — PREMISES AND EQUIPMENT

Details of premises and equipment at December 31 are as follows (dollars in thousands):

	2013	2012

Land	$1,781	$2,062
Buildings and improvements	12,911	13,151
Furniture, fixtures, and equipment	6,833	5,916
Construction in progress	145	19
Total cost basis	21,670	21,148
Less - accumulated depreciation	11,460	10,515

Net book value	$10,210	$10,633

Depreciation of premises and equipment charged to operating expenses amounted to $1.231million in 2013, $1.092 million in 2012, and $1.067 million in 2011.